UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Collateral Temporary Limited Waiver and Consent

On August 31, 2016, Basic Energy Services, Inc. (“Basic”) and certain of its subsidiaries entered into the Temporary Limited Waiver and Consent (the “First Limited Waiver and Consent”) to the Term Loan Credit Agreement dated as of February 17, 2016 (the “Term Loan Agreement”), by and among Basic, as borrower, the lenders party thereto (the “Lenders”) and U.S. Bank National Association, as administrative agent for the Lenders (the “Administrative Agent”).

Pursuant to the First Limited Waiver and Consent, the Lenders temporarily waived (the “Collateral Waiver”) the event of default under the Term Loan Agreement requiring Basic to cause not less than 95% of the term loan priority collateral to become subject to a perfected, first priority lien in favor of the Administrative Agent for the benefit of the secured parties to the Term Loan Agreement on or prior to August 31, 2016 (the “Collateral Anticipated Event of Default”). Also pursuant to the First Limited Waiver and Consent, the Administrative Agent and the Lenders consented (the “Sale Consent”) to the sale by Basic Energy Services, LP to the Texas Department of Transportation of a 0.513 acre tract of land situated in Howard County, Texas and the related partial release of lien that would have otherwise resulted in a violation the Term Loan Agreement. The Sale Consent is conditioned upon the proceeds from the asset sale being deposited into the escrow account established in connection with entry into the Term Loan Agreement.

The First Limited Waiver and Consent becomes effective beginning on the date that certain conditions defined therein have been satisfied and ending on the earliest to occur of (i) the occurrence of or existence of any event of default under the Term Loan Agreement, other than the Collateral Anticipated Event of Default, (ii) notice from the Administrative Agent or Required Lenders (as defined in the Term Loan Agreement) of the occurrence or existence of any Temporary Limited Waiver Default (as defined in the First Limited Waiver and Consent) or (iii) the later of September 13, 2016 or such later date as the Required Lenders and Basic may agree in their respective sole discretion.

In consideration for the Lenders providing the Collateral Waiver and the Sale Consent, Basic will pay the interest on the principal amount of all outstanding obligations under the Term Loan Agreement at a fluctuating rate per annum equal to the default rate under the Term Loan Agreement, so long as any Collateral Anticipated Event of Default or any other event of default is continuing. In addition, so long as any Collateral Anticipated Event of Default or any other event of default is continuing, (i) Basic is not permitted to take any action under any loan document that is conditioned upon there being no default or event of default existing at the time of such action and (ii) neither the Administrative Agent nor any Lender is required to facilitate or otherwise permit any action under any loan document that is conditioned upon there being no default or event of default existing at the time of such action.

A copy of the First Limited Waiver and Consent is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the First Limited Waiver and Consent is qualified in its entirety by the full text of such exhibit.

Minimum Liquidity Temporary Limited Waiver and Consent

On September 1, 2016, Basic and certain of its subsidiaries entered into the Temporary Limited Waiver and Consent (the “Second Limited Waiver and Consent”) to the Term Loan Agreement. Pursuant to the Second Limited Waiver and Consent, the Lenders temporarily waived (the “Liquidity Waiver”) the event of default under the Term Loan Agreement requiring Basic and its consolidated subsidiaries to maintain unrestricted cash balances and cash equivalents of not less than $50,000,000 as of any date (the “Liquidity Anticipated Event of Default”).

The Second Limited Waiver and Consent becomes effective beginning on the date that certain conditions defined therein have been satisfied and ending on the earliest to occur of (i) the occurrence or existence of any event of default under the Term Loan Agreement, other than the Liquidity Anticipated Event of Default or the Collateral Anticipated Event of Default, (ii) notice from the Administrative Agent or the Required Lenders of the occurrence or existence of any Temporary Limited Waiver Default (as defined in the Second Limited Waiver and Consent), (iii) the later of September 13, 2016 or such later date as the Required Lenders and Basic may agree in their respective sole discretion or (iv) as of any date the unrestricted cash balances and cash equivalents of Basic and its consolidated subsidiaries is less than $45,000,000.

In consideration for the Lenders providing the Liquidity Waiver, Basic will pay the interest on the principal amount of all outstanding obligations under the Term Loan Agreement at a fluctuating rate per annum equal to the default rate under the

Term Loan Agreement, so long as the Liquidity Anticipated Event of Default, the Collateral Anticipated Event of Default or any other event of default is continuing. In addition, so long as the Liquidity Anticipated Event of Default or any other event of default is continuing, (i) Basic is not permitted to take any action under any loan document that is conditioned upon there being no default or event of default existing at the time of such action and (ii) neither the Administrative Agent nor any Lender is required to facilitate or otherwise permit any action under any loan document that is conditioned upon there being no default or event of default existing at the time of such action.

A copy of the Second Limited Waiver and Consent is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The above description of the Second Limited Waiver and Consent is qualified in its entirety by the full text of such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the First Limited Waiver and Consent and the Second Limited Waiver and Consent set forth above in Item 1.01 are incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

10.1	Temporary Limited Waiver and Consent dated as of August 31, 2016, among Basic, the guarantors party thereto, the Lenders and U.S. Bank National Association.
10.2	Temporary Limited Waiver and Consent dated as of September 1, 2016, among Basic, the guarantors party thereto, the Lenders and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: September 7, 2016	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Temporary Limited Waiver and Consent dated as of August 31, 2016, among Basic, the guarantors party thereto, the Lenders and U.S. Bank National Association.
10.2	Temporary Limited Waiver and Consent dated as of September 1, 2016, among Basic, the guarantors party thereto, the Lenders and U.S. Bank National Association.